Kramer, Levin, Naftalis & Frankel
                        9 1 9  T H I R D  A V E N U E
                         NEW YORK, N.Y. 10022   3852
                              (212) 715   9100
                                                          FAX
                                                          (212) 715-8000
                                                          ______

                                                          WRITER'S DIRECT
                                                          NUMBER

                                                          (212) 715-9100

                                 February 25, 1997


Lexington SmallCap Value Fund, Inc.
Park 80 West Plaza Two
Saddle Brook, New Jersey  07662

          Re:  Lexington SmallCap Value Fund, Inc.
               Park 80 West Plaza Two
               Saddle Brook, New Jersey  07662

               Gentlemen:

          We hereby consent to the reference to our firm as counsel in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A.

                              Very truly yours,


                              /s/Kramer, Levin, Naftalis & Frankel